                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -------------------------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      ----------------------------------


      Date of Report (Date of earliest event reported): December 16, 1998
                                                        -----------------


                            CHITTENDEN CORPORATION
              (Exact name of Registrant as specified in charter)



          Vermont                       0-7974                   03-0228404
--------------------------      ------------------------    -------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                     identification no.)



               Two Burlington Square, Burlington, Vermont 05401
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                (802) 658-4000
                                --------------
             (Registrant's telephone number, including area code)
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            This Current Report on Form 8-K/A is being filed by Chittenden
Corporation to supplement its previously filed Current Report on Form 8-K, dated December 16, 1998 (the "Initial Form 8-K"), by adding the exhibits to the Agreement and Plan of Merger that was filed as Exhibit 2.1 to the Initial Form 8-K. The following is an amendment and restatement of such Initial Form 8-K.

Item 5 - Other Events
---------------------

            On December 16, 1998, Chittenden Corporation, a Vermont corporation (the "Company"), Chittenden Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Vermont Financial Services Corp., a Delaware corporation ("VFSC"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a series of related transactions pursuant to which VFSC will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation. The Boards of Directors of the Company and VFSC approved the Merger Agreement, and all of the transactions contemplated thereby, at their respective meetings held on December 16, 1998. The consummation of the Merger is subject to certain customary conditions, including, without limitation, the approval of the stockholders of each of the Company and VFSC and certain regulatory approvals.

            Under the Merger Agreement, at the Effective Time (as such term is defined in the Merger Agreement), each outstanding share of common stock, par value $1.00 per share, of VFSC (the "VFSC Common Stock") will be converted into the right to receive 1.07 shares of the Company's common stock, par value $1.00 per share (the "Chittenden Common Stock"). Each holder of VFSC Common Stock who would otherwise be entitled to receive a fractional share of Chittenden Common Stock will receive cash in lieu thereof. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling-of-interests.

            A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and a copy of the Joint Press Release issued by the Company and VFSC regarding the Merger is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

            In connection with the execution of the Merger Agreement, the Company and VFSC entered into a Stock Option Agreement, dated as of December 16, 1998, pursuant to which VFSC granted the Company an option to purchase, subject to certain terms and conditions contained therein, up to an aggregate of 19.9% of the outstanding shares of VFSC Common Stock. The option was granted as an inducement to Chittenden's willingness to enter into the Merger Agreement. A copy of the Stock Option Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

            A conference call has been scheduled for 11:00 a.m. EDT, on December 17, 1998, during which the company and VFSC will discuss the proposed Merger. In connection with this conference call, the Company has made available certain materials (the "Investor Presentation Materials") describing certain aspects of the Merger. A copy of the Investor Presentation Materials, dated December 16, 1998, relating to the Merger is attached hereto as Exhibit 99.2 and is incorporated by reference. The Investor Presentation Materials include forward-looking statements regarding each of the Company, VFSC and the surviving corporation following the Merger. The Investor Presentation Materials also include a cautionary statement regarding factors which may cause actual results of operations to vary materially from the forward-looking statements contained therein.

                                       2
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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit No.                       Description
----------                        -----------

2.1 Agreement and Plan of Merger, dated as of December 16, 1998, by and between Chittenden Corporation, Chittenden Acquisition Subsidiary, Inc. and Vermont Financial Services Corp.

10.1 Stock Option Agreement, dated as of December 16, 1998, by and between Vermont Financial Services Corp. and Chittenden Corporation.

99.1 Text of Joint Press Release issued by Chittenden Corporation and Vermont Financial Services Corp. on December 16, 1998.

99.2 Investor Presentation Materials, dated December 16, 1998, relating to the Merger.


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

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                                CHITTENDEN CORPORATION



Dated:  January 6, 1999                         By: /s/ F. Sheldon Prentice
                                                   -----------------------------
                                                Name:  F. Sheldon Prentice
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary

                                 EXHIBIT INDEX


Exhibit No.                       Description
----------                        -----------

2.1 Agreement and Plan of Merger, dated as of December 16, 1998, by and between Chittenden Corporation, Chittenden Acquisition Subsidiary, Inc. and Vermont Financial Services Corp.

10.1 Stock Option Agreement, dated as of December 16, 1998, by and between Vermont Financial Services Corp. and Chittenden Corporation.

99.1 Text of Joint Press Release issued by Chittenden Corporation and Vermont Financial Services Corp. on December 16, 1998.

99.2 Investor Presentation Materials, dated December 16, 1998, relating to the Merger.


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